SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C.  20549

                              FORM  8-K

                    CURRENT REPORT PURSUANT
                 TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  December 10, 1999

                    Checkpoint Systems, Inc.

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     (Exact name of registrant as specified in its charter)

                         Pennsylvania

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(State or other jurisdiction of incorporation or organization)

       1-11257                              22-1895850

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(Commission File Number)          (I.R.S. Employer Identification No.)

   101 Wolf Drive  P.O. Box 188     Thorofare, New Jersey     08086
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            (Address of principal executive offices)

                             (856) 848-1800

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             (Registrant's telephone number, including area code)

                                 N/A

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         (Former name or address, if changed since last report)

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Item 2.    Acquisition or Disposition of Assets

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           On December 10, 1999, the Registrant  consummated  its acquisition of
98.57% of the outstanding shares of Meto AG pursuant to a cash tender offer. The purchase price for the shares acquired was approximately

 $260.5 million (SEK 2,161,317,795 and ?3,763,561).

In order to pay the purchase consideration on December 9, 1999, the Registrant borrowed approximately $273.9 million (US $25 million and ?244 million) under a new $425 million credit facility provided by several lenders with First Union National Bank as administrative agent.

There was no material relationship between the Registrant, its affiliates, officers or directors and any affiliate, officer or director of Meto AG.

Meto AG is a global provider of Barcode Labeling Systems, Electronic Article Surveillance ("EAS"), and Handheld Labeling Systems for customers across a wide variety of markets and industries. The combined entity will be a global supply chain management provider offering customers state of the art security systems as well as a wide variety of products and services to automatically mark, identify and/or track an object as it passes along the value chain from manufacturing through to the final retail sale.

Copies of the Registrant's press release announcing the closing of the tender offer and the completion of the acquisition together with a copy of the $425 million Credit Agreement (without schedules or exhibits) are filed as exhibits hereto.

Item 7.     Financial Statements and Exhibits

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           (a), (b) It is impracticable to provide the financial  statements and pro forma financial information required by Items 7(a) and 7(b) of Form 8-K for Meto AG at this time. Accordingly, no such financial statements are being filed with this Current Report on Form 8- K. Rather, such financial statements and information will be filed by amendment hereto as soon as practicable, but no later than sixty (60) days after the date on which this Current Report on Form 8-K must be filed.

           (c)   Exhibits.

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10       Filed  herewith to this Form 8-K is the $425 million  Credit  Agreement among the Registrant, as Borrower, the several lenders from time to time parties thereto, and First Union National Bank, as Administrative Agent dated as of October 27, 1999.

99 Filed herewith to this Form 8-K is the press release announcing the acquisition of Meto AG.

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                 Pursuant to the requirements of the Securities  Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 1999

Checkpoint Systems, Inc.
/s/ Jeffrey A. Reinhold
Jeffrey A. Reinhold

Senior Vice President - Finance,
Chief Financial Officer and Treasurer

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                  EXHIBIT INDEX

Exhibit No.                                Description

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  10                Credit Agreement,  dated as of October 27, 1999 By and
                    among the Company, as Borrower, the Lender Parties named therein, and First Union National Bank, as Administrative Agent.

  99 Press release dated December 10, 1999 announcing the completion of its acquisition of 98.57% of the Outstanding shares of Meto AG. The Company received clearance from the German regulatory authority on December 7, 1999.

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